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EXHIBIT 10.25
PROPOSED SETTLEMENT AGREEMENT AND RELEASE WITH MR. GRANVILLE-SMITH

                        Proposed Settlement Agreement

    This Settlement Agreement (the "Agreement") is made and entered into by and among Equity Growth Systems, inc., a publicly held Delaware corporation with a class of securities registered under Section 12(g) of the Securities and Exchange Act of 1934, as amended ("Equity Growth Systems" and the "Exchange Act," respectively) and Edward Granville-Smith, a Florida resident who for longer than the past three years has served as the sole director and the chief executive officer of Equity Growth Systems (the "Retiring Principal;" Equity Growth Systems and the Retiring Principal being collectively referred to as the "Parties" and each being sometimes hereinafter generically referred to as a "Party").


                            Preamble:

    WHEREAS, the Retiring Principal desires to retire from his official roles as an officer and director of Equity Growth Systems and in order to induce new individuals to assume successor roles, has offered to settle all claims he may have under employment, consulting and creditor relationships with Equity Growth Systems, as hereinafter described:

    NOW, THEREFORE, in consideration of the premises, as well as the mutual covenants hereinafter set forth, the Parties, intending to be legally bound, hereby agree as follows:


                           Witnesseth:

First:        Terms of Settlement

    The Retiring Principal and Equity Growth Systems hereby agree to settle all of their outstanding claims against each other and their members, partners, officers, directors, agents and affiliates, on the following terms:

O. In full payment of all obligations to the Retiring Principal and his affiliates owed by Equity Growth Systems, Inc., and its affiliates, from the beginning of time until the date of this Agreement, as well as in consideration for the extinguishment of all agreements between them, Equity Growth Systems will, within 72 hours after receipt of a copy of the Bolina Note (as hereinafter described), pay to the Retiring Principal the sum of $5,000.

P. The Retiring Principal hereby relinquishes all rights under any agreements between him or his affiliates and Equity Growth Systems and its affiliates, other than those created by this Agreement.

Q. The Retiring Principal will, subject to physical capabilities and limitations based on his health:

    8. Cooperate with successor management to terminate all agreements with former officers, directors and consultants not specifically ratified by new management and in recovery of securities issued pursuant thereto, including, without limitation, Messrs.
         Holman, Moffitt and Salyer;

    9. Cooperate with successor management to negotiate with and identify creditors;

    10. Make management aware of Equity Growth Systems business operations and provide assistance in its continuation or termination; and,

    11. Upon resumption of normal physical capabilities, resume a more active role in management, subject to negotiation of reasonable compensation arrangements.

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R.  The Retiring  Principal  will, as soon as possible  after  execution of this
    Agreement, provide to Leonard Miles Tucker of Boca Raton, Florida, copies of the notes reflected in correspondence from Equity Growth Systems to WEFT Trust dated June 14, 1996 (hereinafter and heretofore collectively referred to as the Bolina Note[s]"), together with an estoppel letter pertaining thereto from Mr. Spellman, the principal of the WEFT Trust, attesting to the current status of all obligations pertaining thereto or arising thereunder.

S. The Retiring Principal hereby represents and warrants that, to the best of his knowledge under his current physical and mental circumstances, Equity Growth Systems has no liabilities not reflected in the financial statements heretofore filed by it with the securities and Exchange Commission, except as specified in exhibit 1-D annexed hereto and made a part hereof.

Second   Mutual Releases

    In consideration for the exchange of covenants reflected above but excepting only the obligations created by this Agreement, the Parties hereby each release, discharge and forgive the other, and each of the others' members, officers, directors, partners, agents and employees from any and all liabilities, whether current or inchoate, from the beginning of time until the date of this Agreement.


Third:   Miscellaneous

3.1 Amendment.

    No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is evinced by a written instrument, subscribed by the Party against which such modification, waiver, amendment, discharge or change is sought.

3.2 Notice.

    All notices, demands or other communications given hereunder shall be in writing and shall be deemed to have been duly given on the first business day after mailing by United States registered or unaudited mail, return receipt requested, postage prepaid, addressed as follows:

                    To Equity Growth Systems:
    902 Clint Moore Road, Suite 136; Boca Raton, Florida 33487
        Attention: Charles J. Scimeca, Acting President.

                    To the Retiring Principal:
                     Edward Granville-Smith.
 3821 B Tamiami Trail, Suite 201;  Port Charlotte, Florida 33949

or such other address or to such other person as any Party shall designate to the other for such purpose in the manner hereinafter set forth.

3.3 Merger.

    This instrument, together with the instruments referred to herein, contains all of the understandings and agreements of the Parties with respect to the subject matter discussed herein. All prior agreements whether written or oral are merged herein and shall be of no force or effect.

3.4 Survival.

    The several representations, warranties and covenants of the Parties contained herein shall survive the execution hereof and shall be effective regardless of any investigation that may have been made or may be made by or on behalf of any Party.

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3.5 Severability.

    If any provision or any portion of any provision of this Agreement, other than one of the conditions precedent or subsequent, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Agreement or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby.

3.6 Governing Law.

    This Agreement shall be construed in accordance with the laws of the State of Florida and any proceedings pertaining directly or indirectly to the rights or obligations of the Parties hereunder shall, to the extent legally permitted, be held in Palm Beach County, Florida.

3.7 Indemnification.

    Each Party hereby irrevocably agrees to indemnify and hold the other Parties harmless from any and all liabilities and damages (including legal or other expenses incidental thereto), contingent, current, or inchoate to which they or any one of them may become subject as a direct, indirect or incidental consequence of any action by the indemnifying Party or as a consequence of the failure of the indemnifying Party to act, whether pursuant to requirements of this Agreement or otherwise; provided that, such claims are asserted by third parties unrelated to the Parties. In the event it becomes necessary to enforce this indemnity through an attorney, with or without litigation, the successful Party shall be entitled to recover from the indemnifying Party, all costs incurred including reasonable attorneys' fees throughout any negotiations, trials or appeals, whether or not any suit is instituted.

3.8 Litigation.

    In any action between the Parties to enforce any of the terms of this Agreement or any other matter arising from this Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including reasonable attorneys' fees up to and including all negotiations, trials and appeals, whether or not litigation is initiated.

3.9 Benefit of Agreement.

    The terms and provisions of this  Agreement  shall be binding upon and inure
to  the  benefit  of  the   Parties,   their   successors,   assigns,   personal
representatives, estate, heirs and legatees.

3.10     Captions.

    The captions in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provisions hereof.

3.11     Number and Gender.

    All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Party or Parties, or their personal representatives, successors and assigns may require.

3.12     Further Assurances.

    The Parties agree to do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered and to perform all such acts and deliver all such deeds, assignments, transfers, conveyances, powers of attorney, assurances, stock certificates and other documents, as may, from time to time, be required herein to effect the intent and purpose of this Agreement.

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3.13     Status.

    Nothing in this Agreement shall be construed or shall constitute a partnership, joint venture, employer-employee relationship, lessor-lessee relationship, or principal-agent relationship, rather, the relationships established hereby are those of settling debtor and creditor.

3.14     Counterparts.

(a) This Agreement may be executed in any number of counterparts.

(b) All executed counterparts shall constitute one Agreement notwithstanding that all signatories are not signatories to the original or the same counterpart.

(c) Execution by exchange of facsimile transmission shall be deemed legally sufficient to bind the signatory; however, the Parties shall, for aesthetic purposes, prepare a fully executed original version of this Agreement, which shall be the document filed with the Securities and Exchange Commission.

3.15     License.

(a) This Agreement is the property of the Yankee Companies, Inc, a Florida corporation ("Yankees").

(b) The use hereof by the Parties is authorized hereby solely for purposes of this transaction and, the use of this form of agreement or of any derivation thereof without Yankees' prior written permission is prohibited.

(c) The Parties hereby acknowledge that Yankees is not a law firm or regulated entity and has not provided any Party with any advice concerning this Agreement, rather, it has informed each Party, as a condition to their use of this form that they must obtain independent legal advice.

*                               *                               *


    IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed effective as of the ____ day of December, 1998.

Signed, sealed and delivered
    In Our Presence:

                                            Equity Growth Systems, inc.
---------------------------------

_________________________________      By:
                                       ---------------------------------
                                        Charles J. Scimeca, Acting President
(CORPORATE SEAL)

                                           The Retiring Principal:
---------------------------------

---------------------------------      ---------------------------------
                                  Edward Granville-Smith by Mark Granville-Smith, his son and attorney-in-fact acting by virtue of his power of attorney, a copy of which is annexed hereto and made a part hereof, immediately following this signature page.

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